Patriot Bank, N.A.
Q1 2026

The information reported herein is for Patriot Bank, N.A., the wholly-owned subsidiary of Patriot National Bancorp, Inc. (NASDAQ: PNBK), on a stand-alone basis.

May 2026

Patriot Bank℠

Disclaimer and Cautionary Notice Regarding Preliminary Financial Data and "Safe Harbor" Statement Under Private Securities Litigation Reform Act of 1995

The financial information contained in this presentation reflects bank-level data derived from the records of Patriot Bank, N.A. (the "Bank") as of and for the period ended March 31, 2026, which form the basis of the Bank's Consolidated Report of Condition and Income (Call Report) filed with the Office of the Comptroller of the Currency on April 30, 2026. Certain data may be presented in a format or level of detail that differs from the Call Report, but reflects the same underlying records as of the date of that filing. This information is preliminary, unaudited, and subject to change. It is being provided in advance of Patriot National Bancorp's (the "Company's") Quarterly Report on Form 10-Q for the period ended March 31, 2026, which is expected to be filed with the Securities and Exchange Commission on or about May 15, 2026.

The data presented herein has not been subjected to the review procedures applicable to the Form 10-Q, including review by the Company's independent registered public accounting firm pursuant to applicable standards of the Public Company Accounting Oversight Board. Accordingly, this information may be revised or restated in connection with the finalization of the Form 10-Q, including as a result of audit or review adjustments, reclassifications, corrections, changes in accounting estimates, or other modifications made in the ordinary course of preparing consolidated financial statements at the holding company level.

Investors and other users are cautioned that this presentation reflects the stand-alone results and financial position of the Bank and does not represent the consolidated financial statements of the Company. The Company's results may differ due to holding company-level activities, intercompany eliminations, and consolidation adjustments. Credit quality metrics, including non-accrual balances, delinquencies, and classified asset balances, are presented as summary figures without detailed definitions. Readers should refer to the Company's Form 10-Q for complete definitions and disclosure. Financial data is unaudited and has not been prepared in accordance with Regulation S-X.

This presentation should be read in conjunction with the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to update or revise the information contained in this presentation to reflect events or circumstances occurring after the date hereof, except as may be required by applicable law or regulation.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot's future financial results and performance and could cause the actual results, performance, or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Please refer to the Company's most recent Form 10-K for a discussion of risk factors.

Patriot Bank℠

Patriot Bank: Overview

Vision: Empowering America's Diverse Entrepreneurs, Investors, and Business Leaders and Those Who Serve Them
Mission: Providing Safe, Reliable Banking Solutions Tailored to Target Clients' Unmet Needs

Organization Highlights

Headquarters	Stamford, CT
Founded	1994
Charter	National Bank (OCC-regulated)
Branches	8
Employees	114

Liquidity & Capital

	Q1 2026
Liquidity to Assets	30.2%
Tier 1 Leverage	9.45%
Tier 1 Capital	15.21%
Common Equity Tier 1 Capital	15.21%

Balance Sheet

($ in 000s)	Q1 2026
Total Assets	$1,180,511
Cash + Securities	356,527
Loans	779,146
Deposits	1,059,288

Patriot Bank℠

Unaudited Bank-Level Data

First Quarter 2026 Highlights

Patriot Bank reported strong asset growth and improved earnings

1. Net Interest Income increased by $1.097M to $7.373M for the quarter
2. Net Income increased by $199k to $1.470M for the quarter
3. Total Loans grew by over 26% quarter over quarter to $779M
4. Total Assets grew by 8.4% quarter over quarter to $1.181B

First Quarter 2026 Income Statement

Patriot Bank increased net income driven by increased earnings on assets

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Δ Q4 2025
Net Interest Income	$4,651	$4,698	$5,453	$6,276	$7,373	$1,097
Non-Interest Income	2,728	2,030	2,207	3,548	3,246	(302)
Total Revenue	**7,379**	**6,729**	**7,660**	**9,824**	**10,619**	**795**
Non-Interest Expense	(8,481)	(7,707)	(7,636)	(8,763)	(9,317)	(554)
Pre-provision Net Revenue	**(1,102)**	**(978)**	**24**	**1,062**	**1,302**	**240**
(Provision)/Release for Credit	(733)	(1,524)	431	321	181	(140)
Pre-Tax Income	**(1,835)**	**(2,503)**	**455**	**1,382**	**1,483**	**101**
Income Tax (Expense)/Benefit	(1)	49	5	(111)	(13)	98
Net Income /(Loss)	**($1,835)**	**($2,455)**	**$460**	**$1,271**	**$1,470**	**$199**

Patriot Bank

Unaudited Bank-Level Data

First Quarter 2026 Balance Sheet

Patriot Bank increased its balance sheet in Q1, while maintaining strong capital ratios

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Δ Q4 2025
Cash & Restricted	$136,201	$202,972	$201,530	$207,197	$109,188	($98,009)
Securities	86,808	88,108	108,679	228,316	247,339	19,023
Loans	695,023	602,846	607,074	617,075	779,146	162,071
Allowance for Credit Losses	(6,729)	(7,795)	(7,187)	(6,839)	(7,779)	(940)
Other Assets	45,248	44,054	41,499	43,080	52,617	9,537
Total Assets	**$956,552**	**$930,185**	**$951,596**	**$1,088,830**	**$1,180,511**	**$91,681**
Deposits	868,570	839,547	845,097	977,560	1,059,288	81,728
Borrowings and Other Liabilities	9,603	8,915	7,804	9,500	20,199	10,699
Total Liabilities	**$878,173**	**$848,462**	**$852,900**	**$987,061**	**$1,079,487**	**$92,426**
Equity	78,379	81,722	98,696	101,769	101,024	(745)
Total Liabilities & Equity	**$956,552**	**$930,185**	**$951,596**	**$1,088,830**	**$1,180,511**	**$91,681**
Key Ratios:						
Tier 1 Leverage Ratio	9.2%	10.1%	11.9%	11.4%	**9.4%**	(2.0%)
Common Equity Tier 1 Ratio (CET1)	13.6%	15.6%	18.5%	18.7%	**15.2%**	(3.5%)
Tier 1 Capital Ratio	13.6%	15.6%	18.5%	18.7%	**15.2%**	(3.5%)
Total Capital Ratio	14.1%	16.3%	19.2%	19.2%	**16.2%**	(3.0%)

Patriot Bank℠

Unaudited Bank-Level Data

First Quarter 2026 Loans

Patriot Bank increased total loans by over 26% in Q1

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Δ Q4 2025
Commercial Real Estate	$401,403	$370,376	$360,802	$346,191	$341,306	($4,885)
Residential Real Estate	90,753	60,123	83,671	79,667	188,475	108,808
Commercial and Industrial	122,375	122,161	123,358	146,828	220,176	73,348
Consumer and Other	53,498	33,363	20,802	19,876	9,035	(10,841)
Construction	6,180	1,525	31	0	0	0
Other Loans, Held for Sale	20,814	15,298	18,408	24,513	20,154	(4,359)
Total Loans – Gross	**$695,023**	**$602,846**	**$607,072**	**$617,075**	**$779,146**	**$162,071**
Average Yield %	5.70%	5.55%	5.77%	5.77%	5.42%	(0.35%)

Loan Type as a % of Total Loans						Δ Q4 2025
Commercial Real Estate	57.8%	61.4%	59.4%	56.1%	43.8%	(12.3%)
Residential Real Estate	13.1%	10.0%	13.8%	12.9%	24.2%	11.3%
Commercial and Industrial	17.6%	20.3%	20.3%	23.8%	28.3%	4.5%
Consumer and Other	7.7%	5.5%	3.4%	3.2%	1.2%	(2.0%)
Construction	0.9%	0.2%	0.0%	0.0%	0.0%	0.0%
Other Loans, Held for Sale	2.9%	2.6%	3.1%	4.0%	2.5%	(1.5%)

Patriot Bank

Unaudited Bank-Level Data

First Quarter 2026 Deposits

Patriot Bank increased total deposits by over 8% in Q1 2026

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Δ Q4 2025
Non-Interest Bearing	$86,499	$115,640	$102,009	$118,541	$93,194	($25,347)
NOW	25,228	23,865	22,845	24,281	25,311	1,030
Savings	38,362	34,081	32,478	38,036	105,076	67,040
Interest Bearing DDA	131,299	186,591	269,879	267,447	308,020	40,573
Money Market	267,478	194,227	162,948	191,177	262,850	71,673
Certificates of Deposit	250,021	218,021	196,622	283,395	232,930	(50,465)
Brokered Deposits	69,683	67,122	58,316	54,683	31,907	(22,776)
Total Deposits	**$868,570**	**$839,547**	**$845,097**	**$977,560**	**$1,059,288**	**$81,728**
Average Cost %	3.67%	3.54%	3.25%	2.98%	3.00%	0.02%

Deposit Type as a % of Total Deposits						Δ Q4 2025
Non-Interest Bearing	10.0%	13.8%	12.1%	12.0%	8.8%	(3.2%)
NOW	2.9%	2.8%	2.7%	2.5%	2.4%	(0.1%)
Savings	4.4%	4.1%	3.8%	3.9%	9.9%	6.0%
Interest Bearing DDA	15.1%	22.2%	31.9%	27.4%	29.1%	1.7%
Money Market	30.8%	23.1%	19.3%	19.6%	24.8%	5.2%
Certificates of Deposit	28.8%	26.0%	23.3%	29.0%	22.0%	(7.0%)
Brokered Deposits	8.0%	8.0%	6.9%	5.6%	3.0%	(2.6%)

Patriot Bank℠

Note: Reciprocal deposits are categorized by their underlying source deposit type. This differs from prior quarter presentations, in which reciprocal deposits were reported as a separate line item.

Unaudited Bank-Level Data

First Quarter 2026 KPIs

Q1 showed continued profitability and strong balance sheet growth

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Δ Q4 2025
ROAA	(0.7%)	(1.0%)	0.2%	0.5%	**0.5%**	0.0%
ROAE	(13.0%)	(12.3%)	2.0%	5.1%	**5.7%**	0.6%
Efficiency Ratio	114.8%	114.4%	99.5%	89.2%	**87.6%**	(1.6%)
Net Interest Margin	1.90%	2.07%	2.43%	2.58%	**2.49%**	(0.09%)
Loans/Deposits	80.0%	71.8%	71.8%	63.1%	**73.6%**	10.5%
Loans/Assets	72.7%	64.8%	63.8%	56.7%	**66.0%**	9.3%
Total Equity	$78,379	$81,722	$98,696	$101,769	**$101,024**	($745)
Risk-Weighted Assets	700,290	627,310	611,540	625,163	**757,819**	132,656
Total Assets	956,552	930,185	951,596	1,088,830	**1,180,511**	91,681
Asset Growth (QoQ)	(5.5%)	(2.8%)	2.3%	14.4%	**8.4%**	

Patriot Bank

Note: Profit ratios from Q4 2025 and prior sourced from S&P Capital IQ

Unaudited Bank-Level Data